--------------------------------------------------------------------------------
INVESTMENT GRADE FIXED INCOME
--------------------------------------------------------------------------------

Alliance Bond Fund
Quality Bond
Portfolio

Semi-Annual Report
December 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
February 24, 2003

Dear Shareholder:

This report contains the investment strategy, investment results, market activity and outlook for Alliance Bond Fund Quality Bond Portfolio (the "Portfolio") for the semi-annual reporting period ended December 31, 2002.

Investment Objective and Policies

This open-end fund seeks high current income consistent with preservation of capital by investing in investment-grade fixed income securities. The Portfolio invests in readily marketable securities that do not involve undue risk of capital.

Investment Results

The following table shows the performance of the Portfolio for the six- and 12-month periods ended December 31, 2002. For comparison, we have included the Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities.

INVESTMENT RESULTS*
Periods Ended December 31, 2002

                                                         --------------------
                                                            Total Returns
                                                         --------------------
                                                         6 Months   12 Months
-----------------------------------------------------------------------------

Alliance Bond Fund Quality Bond Portfolio
  Class A                                                 6.04%        7.67%
----------------------------------------------------------------------------
  Class B                                                 5.68%        6.92%
----------------------------------------------------------------------------
  Class C                                                 5.59%        6.94%
----------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                      6.23%       10.25%
----------------------------------------------------------------------------

* The Portfolio's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Bond Fund Quality Bond Portfolio.

      Additional investment results appear on pages 6-9.

The Portfolio underperformed the Lehman Brothers Aggregate Bond Index for both the six- and 12-month periods ended December 31, 2002. The first three quarters of 2002 were difficult for credit sectors of the stock market, and detracted from the Portfolio's relative performance. Corporate governance issues and a slowing recovery


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                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

were factors contributing to the underperformance of specific credit sectors. The underperformance of the Portfolio for the year was largely attributable to a handful of securities, representing approximately 5% of the Portfolio's total holdings. Security selection within the corporate sector, specifically our overweight position in the telecommunications subsector, was the primary source of underperformance.

Over the six-month period ended December 31, 2002, a rebound in the fourth quarter helped the Portfolio make up some of the year's earlier underperformance. As the markets began to recover from a period of unprecedented volatility and extreme valuations, the Portfolio was well positioned and its corporate securities holdings significantly outperformed. Also contributing positively to performance was our yield curve strategy. Detracting from performance was our mortgage security selection.

Market Overview

The bond markets delivered resoundingly strong returns in 2002 even though the year was far from uneventful. Following a strong rebound in the first quarter, economic growth was undermined in the second quarter by news of massive corporate-accounting fraud and concerns about corporate governance. Aggressive rating-agency downgrades contributed to increased investor risk aversion.

Risk aversion continued to drive the financial markets in the third quarter, with corporate malfeasance, worry over the possibility of an economic double-dip recession and talk of war with Iraq rattling investors and generating a high number of flight-to-quality trades benefiting Treasury prices. As market participants worried about the possibility of an economic double-dip recession, stock prices slumped and corporate-bond spreads reached record highs. By October, the lower-quality tiers of the bond market were poised for dramatic outperformance.

In the fourth quarter, the bond market reached an inflection point as risk aversion moderated and spreads narrowed. In a reversal, Treasuries were the weakest sector in the fourth quarter, while corporates posted the strongest absolute returns. Corporate-bond investors apparently concluded that improved earnings momentum and continued balance sheet de-leveraging were positives for the corporate sector.

As measured by the Lehman Brothers Aggregate Bond Index, for the year, the commercial mortgage-backed securities (CMBS) sector posted the strongest returns at 15.32%, followed by Treasuries at 11.79%. Agency securities followed at 11.01%, investment-grade credits at 10.52%, mortgage-pass-through securities at 8.75% and, lastly, asset-backed securities at 8.55%. On a duration-adjusted basis, mortgage pass-through securities posted the strongest returns with investment-grade corporates turning in the weakest returns. Mortgage prices were supported by vigorous bank and agency demand even as supply surged in a wave of refinancings.


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2 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Investment Strategy

Among individual industry sectors, we favored banks, autos, energy, finance, telecommunications and consumer cyclicals and maintained an underweight position in consumer non-cyclicals and utilities.

Within the Treasury sector, burgeoning budget deficits were already translating into an increased supply. This pointed to rising U.S. Treasury yields, particularly in the short-to-intermediate range, where new Treasury issuance is likely to be heaviest. Accordingly, we underweighted U.S. Treasuries on a duration basis within the Portfolio.

We were also significantly underweighted in agency debt. Agencies continued to offer significantly lower yields than other sectors of comparable quality and liquidity, such as mortgages and CMBS. In addition, agencies entailed some political risk, as debate about the status of government-sponsored enterprises
(GSE) such as Fannie Mae (FNMA) and Freddie Mac (FHLMC) continued. Over the long-term, we are concerned about eroding support for the GSE, particularly in a Republican Congress. As a result, we were meaningfully underweighted in agencies.

Nominal spreads on mortgages remained very wide due to high-implied volatility, which we expected would decline. Accordingly, the Portfolio was overweighted in single-family residential mortgages, which we expect to outperform Treasuries over the near-term. However, extension risk--the risk that mortgage durations will lengthen meaningfully as interest rates rise and refinancings drop off--is increasingly becoming a concern. We anticipate reducing the Portfolio's overweight position in mortgages as extension risk increases later in the year.

Although the European Central Bank (ECB) lowered rates 50 basis points in December, we believe there is more room for further reductions--and the inflation leeway to allow it. With economic conditions in continental Europe deteriorating, interest rates in Europe are likely to decline compared to the U.S. as the ECB continues to ease. We found this a compelling opportunity and have added an allocation to European government bond debt, currency hedged.

Market Outlook

We remain optimistic for 2003, expecting real gross domestic product (GDP) to grow at 4%. Although a possible war with Iraq remains uncertain, the outlook for 2003 continues to brighten. Not only has the business sector gone through a major recessionary cleansing of its capital spending, inventory, payroll and borrowing positions, but stimulus is becoming broader and is now benefiting the sectors that need it most, such as manufacturing. Labor market indicators remain mixed, but the downward trend in jobless claims suggests that the jobless rate may be peaking for the cycle.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Critical to our economic outlook is an increase in capital spending. Since its peak in the third quarter of 2000, over-investment has been significantly unwound. Nonresidential capital spending, which includes spending on structures, equipment and software, has declined by $170 billion. That decline is equal to 15% of the current level of nonresidential spending--by far the largest and longest correction in business spending since World War II.

Although the U.S. appears poised for economic re-acceleration, our outlook for the European and Japanese economies is less sanguine. Neither Europe nor Japan have taken effective policy actions to combat the impact of the U.S.-led midyear slowdown. The ECB's December easing was "too little, too late" to ignite an upsurge in confidence. Japan's bank reform plan was watered down, and is likely to continue at a slower pace in 2003. Accordingly, our forecast for real global GDP growth in 2003 is 2.7%, with the Eurozone growing at 1.5% and Japan at 0.3%.

Improving economic growth in 2003 and growing budget deficits point to rising U.S. Treasury rates. While we do not explicitly make bets on the timing or direction of interest rate moves, our sector allocations should buffer the Portfolio as interest rates rise. We expect the U.S. Federal Reserve to stand pat with respect to monetary policy until it is convinced that the recovery has strength and breadth, most likely in the second half of this year. Yields however, are likely to edge higher as signs of stronger economic growth appear.

Within the Portfolio, we plan to continue to overweight the non-government sectors, mortgages and investment-grade corporates, at the expense of government debt. Duration structure will remain neutral as we expect the yield curve to remain steep during the next few months.


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your interest and investment in Alliance Bond Fund Quality Bond Portfolio. We look forward to reporting to you on market activity and the Portfolio's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President

/s/ Matthew Bloom

Matthew D.W. Bloom
Vice President

[PHOTO] John D. Carifa

[PHOTO] Matthew D.W. Bloom

Matthew D.W. Bloom, Portfolio Manager, has over 22 years of investment experience.
--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND QUALITY BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/99* - 12/31/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Lehman Brothers Aggregate Bond Index: $13,748
Alliance Bond Fund Quality Bond Portfolio Class A: $12,427

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Quality Bond Portfolio Class A shares (from 7/31/99* to 12/31/02) as compared to the performance of an appropriate index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index.

When comparing Alliance Bond Fund Quality Bond Portfolio to the index shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Bond Fund Quality Bond Portfolio.

*     Closest month-end after Fund's Class A share inception date of 7/1/99.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND QUALITY BOND PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31

                              [BAR CHART OMITTED]

                  Alliance Bond Fund Quality Bond Portfolio --
                           Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                             Alliance Bond Fund         Lehman Brothers
                           Quality Bond Portfolio    Aggregate Bond Index
--------------------------------------------------------------------------------
      12/31/99*                     0.67%                     0.56%
      12/31/00                     11.26%                    11.63%
      12/31/01                      7.36%                     8.44%
      12/31/02                      7.67%                    10.25%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Bond Fund Quality Bond Portfolio.

* The Portfolio's return for the period ended 12/31/99 is from the Portfolio's inception date of 7/1/99 through 12/31/99. The benchmark's return for the period ended 12/31/99 is from 6/30/99 through 12/31/99.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
December 31, 2002 (unaudited)

INCEPTION DATES                 PORTFOLIO STATISTICS

Class A Shares                  Net Assets ($mil): $390.5
7/1/99
Class B Shares
7/1/99
Class C Shares
7/1/99

SECURITY TYPE

  27.4% Federal National Mortgage Association
  15.8% Treasury
   4.1% Sovereign Bonds
   2.3% Government National Mortgage Association        [PIE CHART OMITTED]
   2.3% Commercial Mortgage Backed Securities
   1.6% Asset-Backed Securities
   0.5% Federal Home Loan Mortgage Corp.

Corporate

   3.9% Banking
   2.2% Financial
   1.8% Automotive
   1.3% Communications
   1.2% Energy
   5.2% Other
  30.4% Short-Term

HOLDING TYPE

 69.6% Fixed Income                                     [PIE CHART OMITTED]
 30.4% Short-Term

All data as of December 31, 2002. The Portfolio's security type and holding type breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 1.0% weightings in Public Utilities - Electric & Gas, Broadcasting/Media, Savings and Loan, Food/Beverages, Paper/Packaging, Cable, Insurance, Non-Air Transportation, Health Care, Petroleum Products, Retail and Technology.


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                     1 Year             7.67%                     3.09%
            Since Inception*            7.66%                     6.34%
                  SEC Yield**           3.55%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                     1 Year             6.92%                     3.92%
            Since Inception*            6.89%                     6.89%
                  SEC Yield**           3.02%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                     1 Year             6.94%                     5.94%
            Since Inception*            6.84%                     6.84%
                  SEC Yield**           3.03%

The Portfolio's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's or, if unrated, are of comparable quality. The Portfolio also may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 7/1/99 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended December 31, 2002.

--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2002 (unaudited)

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
   OBLIGATIONS-64.4%
Federal National Mortgage
   Association-38.3%
   5.50%, 1/25/18 ..............................   $      9,440   $   9,782,200
   6.00%, 1/25/18-1/25/33 ......................         68,996      71,535,159
   6.50%, 1/25/33 ..............................         43,050      44,825,813
   7.00%, 1/25/33 ..............................         22,205      23,356,884
                                                                  -------------
                                                                    149,500,056
                                                                  -------------
Federal Home Loan Mortgage Corp.-0.7%
   3.50%, 9/15/07 ..............................          2,900       2,963,606
                                                                  -------------
Government National Mortgage
   Association-3.2%
   6.50%, 7/15/31-1/15/33 ......................         11,887      12,473,399
                                                                  -------------
U.S. TREASURY SECURITIES-22.2%
U.S. Treasury Bonds-11.6%
   5.375%, 2/15/31 .............................         11,200      12,213,253
   11.25%, 2/15/15 .............................          1,500       2,498,497
   12.00%, 5/15/05 .............................         24,775      30,673,581
                                                                  -------------
                                                                     45,385,331
                                                                  -------------
U.S. Treasury Notes-10.6%
   1.75%, 12/31/04 .............................          9,825       9,857,246
   3.625%, 1/15/08 .............................          5,560       6,102,438
   4.00%, 11/15/12 .............................            145         147,096
   4.375%, 5/15/07 .............................          6,045       6,493,182
   5.50%, 2/28/03 ..............................         18,440      18,571,108
                                                                  -------------
                                                                     41,171,070
                                                                  -------------
                                                                     86,556,401
                                                                  -------------
Total U.S. Government & Agency Obligations
   (cost $248,209,955) .........................                    251,493,462
                                                                  -------------

CORPORATE OBLIGATIONS-21.8%
Automotive-2.6%
Ford Motor Co.
   7.45%, 7/16/31 ..............................          4,465       3,894,413
Ford Motor Credit Co.
   6.50%, 1/25/07 ..............................          1,520       1,502,649
General Motors Acceptance Corp.
   6.875%, 9/15/11 .............................          1,960       1,957,791
   8.00%, 11/01/31 .............................          2,605       2,626,562
                                                                  -------------
                                                                      9,981,415
                                                                  -------------


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
--------------------------------------------------------------------------------
Banking-5.4%
Abbey National Capital Trust I
   8.963%, 12/29/49 ............................   $        880   $   1,094,852
Bank of America Corp.
   6.25%, 4/15/12 ..............................          1,255       1,398,695
Bank One Corp.
   7.625%, 10/15/26 ............................            765         925,387
   7.875%, 8/01/10 .............................          1,025       1,230,275
Barclays Bank Plc
   8.55%, 9/29/49(a) ...........................            780         953,929
Citicorp
   6.375%, 11/15/08 ............................          1,335       1,495,717
Citigroup, Inc.
   7.25%, 10/01/10 .............................          2,495       2,900,754
HSBC Capital Funding LP
   10.176%, 6/30/30(a) .........................            570         802,534
J.P. Morgan Chase & Co.
   6.375%, 4/01/08 .............................          1,195       1,308,546
   6.75%, 8/15/08-2/01/11 ......................          3,390       3,700,373
Royal Bank of Scotland Group Plc
   7.648%, 8/31/49 .............................          1,335       1,551,030
Standard Chartered Bank
   8.00%, 5/30/31(a) ...........................            270         311,812
U.S. Bank NA
   6.375%, 8/01/11 .............................          1,480       1,662,681
Unicredito Italiano Capital Trust
   9.20%, 10/05/49(a) ..........................          1,510       1,858,801
                                                                  -------------
                                                                     21,195,386
                                                                  -------------
Broadcasting/Media-1.0%
Time Warner, Inc.
   8.375%, 3/15/23-7/15/33 .....................          3,535       3,992,471
                                                                  -------------

Cable-0.7%
AT&T Broadband Corp.
   9.455%, 11/15/22 ............................            670         787,772
Comcast Cable Communications, Inc.
   6.20%, 11/15/08 .............................          1,250       1,296,124
Cox Communications, Inc.
   7.125%, 10/01/12 ............................            525         584,177
                                                                  -------------
                                                                      2,668,073
                                                                  -------------

--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
--------------------------------------------------------------------------------

Communications-1.7%
AT&T Corp.
   6.50%, 3/15/13 ..............................   $      1,715   $   1,724,175
   7.80%, 11/15/11 .............................          1,640       1,796,012
British Telecommunications Plc
   8.875%, 12/15/30 ............................            850       1,087,572
Sprint Capital Corp.
   7.625%, 1/30/11 .............................          1,225       1,165,807
Verizon Global Funding Corp.
   7.375%, 9/01/12 .............................            840         968,509
                                                                  -------------
                                                                      6,742,075
                                                                  -------------
Communications-Mobile-1.1%
AT&T Wireless Services, Inc.
   8.75%, 3/01/31 ..............................          1,510       1,484,369
Verizon Wireless Capital LLC
   1.81%, 12/17/03 .............................          2,450       2,433,387
Vodafone Airtouch Plc
   7.875%, 2/15/30 .............................            450         544,350
                                                                  -------------
                                                                      4,462,106
                                                                  -------------
Energy-1.6%
Amerada Hess Corp.
   7.875%, 10/01/29 ............................          1,030       1,194,474
Conoco Funding Co.
   5.45%, 10/15/06 .............................            695         750,802
Conoco, Inc.
   6.95%, 4/15/29 ..............................          1,850       2,103,498
Devon Energy Corp.
   7.95%, 4/15/32 ..............................            645         777,885
Devon Financing Corp.
   7.875%, 9/30/31 .............................            500         590,706
Kerr-McGee Corp.
   7.875%, 9/15/31 .............................            680         833,345
                                                                  -------------
                                                                      6,250,710
                                                                  -------------
Financial-3.1%
American General Finance Corp.
   4.50%, 11/15/07 .............................            545         561,709
CIT Group, Inc.
   5.50%, 11/30/07 .............................            440         450,327
   6.875%, 11/01/09 ............................            410         441,619
Countrywide Home Loans, Inc.
   4.25%, 12/19/07 .............................            940         952,427
General Electric Capital Corp.
   5.45%, 1/15/13 ..............................            795         827,390
   6.75%, 3/15/32 ..............................          1,765       1,957,932
Goldman Sachs Group, Inc.
   5.70%, 9/01/12 ..............................          1,190       1,239,950


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
--------------------------------------------------------------------------------

Household Finance Corp.
   6.50%, 11/15/08 .............................   $      1,270   $   1,367,188
   7.00%, 5/15/12 ..............................            495         543,110
   7.35%, 11/27/32 .............................            105         113,540
John Deere Capital Corp.
   4.50%, 8/22/07 ..............................            930         961,411
Lehman Brothers Holdings, Inc.
   6.625%, 1/18/12 .............................          1,100       1,219,610
Morgan Stanley Dean Witter & Co.
   7.25%, 4/01/32 ..............................            960       1,097,318
National Rural Utilities Cooperative
Finance Corp.
   7.25%, 3/01/12 ..............................            270         310,198
                                                                  -------------
                                                                     12,043,729
                                                                  -------------
Food/Beverages-0.6%
Kraft Foods, Inc.
   5.625%, 11/01/11 ............................            155         165,994
Pepsi Bottling Group, Inc.
   7.00%, 3/01/29 ..............................          1,950       2,273,043
                                                                  -------------
                                                                      2,439,037
                                                                  -------------
Health Care-0.3%
Bristol-Myers Squibb Co.
   4.75%, 10/01/06 .............................            515         543,514
Health Net, Inc.
   8.375%, 4/15/11 .............................            520         600,472
                                                                  -------------
                                                                      1,143,986
                                                                  -------------
Insurance-0.4%
Anthem, Inc.
   6.80%, 8/01/12 ..............................            825         899,280
MetLife, Inc.
   6.50%, 12/15/32 .............................            450         468,636
                                                                  -------------
                                                                      1,367,916
                                                                  -------------
Non-Air Transportation-0.3%
CSX Corp.
   7.95%, 5/01/27 ..............................            995       1,224,438
                                                                  -------------

Paper/Packaging-0.5%
MeadWestvaco Corp.
   6.85%, 4/01/12 ..............................            580         644,703
   8.20%, 1/15/30 ..............................          1,085       1,264,907
                                                                  -------------
                                                                      1,909,610
                                                                  -------------
Petroleum Products-0.2%
Petronas Capital, Ltd.
   7.00%, 5/22/12(a) ...........................            800         872,996
                                                                  -------------


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
--------------------------------------------------------------------------------

Public Utilities-Electric & Gas-1.2%
Carolina Power & Light Co.
   6.50%, 7/15/12 ..............................   $        460   $     503,811
Cincinnati Gas & Electric Co.
   5.70%, 9/15/12 ..............................            385         395,376
FirstEnergy Corp.
   7.375%, 11/15/31 ............................            395         384,250
KeySpan Corp.
   7.25%, 11/15/05 .............................          1,430       1,604,779
MidAmerican Energy Holdings Co.
   5.875%, 10/01/12(a) .........................            395         401,161
Nisource Finance Corp.
   7.875%, 11/15/10 ............................            580         638,380
Public Service Company of Colorado
   7.875%, 10/01/12(a) .........................            220         246,011
TECO Energy, Inc.
   6.125%, 5/01/07 .............................            545         474,671
                                                                  -------------
                                                                      4,648,439
                                                                  -------------
Retail-0.2%
Kroger Co.
   6.75%, 4/15/12 ..............................            235         260,507
Target Corp.
   5.875%, 3/01/12 .............................            505         548,496
                                                                  -------------
                                                                        809,003
                                                                  -------------
Savings and Loan-0.8%
Great Western Financial Trust II
   8.206%, 2/01/27 .............................          1,190       1,281,755
Washington Mutual Finance Corp.
   6.875%, 5/15/11 .............................          1,610       1,799,772
                                                                  -------------
                                                                      3,081,527
                                                                  -------------
Technology-0.1%
Science Applications International Corp.
   6.25%, 7/01/12 ..............................            290         313,361
                                                                  -------------

Total Corporate Obligations
   (cost $80,838,103) ..........................                     85,146,278
                                                                  -------------


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGN DEBT SECURITIES-5.7%
Federal Republic of Germany
   4.50%, 8/17/07 ..............................   $     14,195   $  15,556,366
Government of France
   4.75%, 7/12/07 ..............................          3,615       4,004,106
Quebec Province of Canada
   7.50%, 9/15/29 ..............................          1,340       1,677,688
United Mexican States
   8.30%, 8/15/31 ..............................          1,235       1,302,925
                                                                  -------------

Total Sovereign Debt Securities
   (cost $21,284,924) ..........................                     22,541,085
                                                                  -------------

COMMERCIAL MORTGAGE BACKED
   SECURITIES-3.2%
Bear Stearns Commercial Mortgage
   Securities, Inc.
   Series 2002-PBW1C, Class A2
   4.72%, 11/11/35 .............................          1,580       1,597,775
   Series 2002-TOP8C, Class A2
   4.83%, 8/15/38 ..............................          1,645       1,674,297
Commercial Mortgage Asset Trust
   Series 1991-C1, Class A3
   6.64%, 9/17/10 ..............................          2,950       3,367,602
GE Capital Commercial Mortgage Corp.
   Series 2002-1A, Class A2
   5.994%, 12/10/35 ............................          1,055       1,184,765
Morgan Stanley Dean Witter Capital I
   Series 2002-IQ3, Class A4
   5.08%, 12/15/12 .............................          2,125       2,196,443
   Series 2002-HQ, Class A3
   6.51%, 4/15/34 ..............................             80          91,098
Nomura Asset Securities Corp.
   Series 1998-D6, Class A1B
   6.59%, 3/15/30 ..............................          2,005       2,277,560
                                                                  -------------

Total Commercial Mortgage Backed Securities
   (cost $11,721,175) ..........................                     12,389,540
                                                                  -------------

ASSET BACKED SECURITIES-2.3%
Citibank Credit Card Issuance Trust
   5.65%, 6/16/08 ..............................          2,715       2,962,103
Discover Card Master Trust I
   6.35%, 7/15/08 ..............................          3,190       3,515,986
Fleet Credit Card Master Trust II
   5.60%, 12/15/08 .............................          2,300       2,486,530
                                                                  -------------

Total Asset Backed Securities
   (cost $8,650,955) ...........................                      8,964,619
                                                                  -------------


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS-42.5%
Federal National Mortgage Association-30.5%
   zero coupon, 1/13/03 ........................   $     89,280   $  89,243,098
   1.24%, 1/13/03 ..............................         29,760      29,747,699
                                                                  -------------
                                                                    118,990,797
                                                                  -------------
Time Deposit-12.0%
State Street Euro Dollar
   zero coupon, 1/02/03 ........................         46,915      46,915,000
                                                                  -------------
Total Short-Term Investments
   (amortized cost $165,905,797) ...............                    165,905,797
                                                                  -------------

Total Investments-139.9%
   (cost $536,600,909) .........................                    546,440,781
Other assets less liabilities(b)-(39.9%) .......                   (155,900,599)
                                                                  -------------

Net Assets-100% ................................                  $ 390,540,182
                                                                  =============

(a) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At December 31, 2002, the aggregate market value of these securities amounted to $5,447,244 or 1.4% of net assets.

(b) Includes cash collateral of $70,416,625 received for securities on loan (see Note E). As of December 31, 2002, the lending agent invested the cash collateral in a short-term investment as follows:

                            Current                              Percent of
                             Yield     Shares     U.S. $ Value   Net Assets
                            -------  ----------   ------------   -----------
    UBS Private Money
      Market Fund, LLC        1.46%  70,416,625   $70,416,625       18.0%

    See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2002 (unaudited)

Assets
Investments in securities, at value (cost $536,600,909) .....  $ 546,440,781(a)
Cash ........................................................        122,076
Collateral held for securities loaned .......................     70,416,625
Interest receivable .........................................      3,870,317
Receivable for capital stock sold ...........................        387,267
                                                               -------------
Total assets ................................................    621,237,066
                                                               -------------
Liabilities
Payable for investment securities purchased .................    158,930,855
Payable for collateral received on securities loaned ........     70,416,625
Unrealized depreciation of forward exchange currency
   contracts ................................................        527,969
Dividends payable ...........................................        410,931
Distribution fee payable ....................................        110,628
Payable for capital stock redeemed ..........................         93,351
Advisory fee payable ........................................         88,566
Accrued expenses ............................................        117,959
                                                               -------------
Total liabilities ...........................................    230,696,884
                                                               -------------
Net Assets ..................................................  $ 390,540,182
                                                               =============
Composition of Net Assets
Capital stock, at par .......................................  $      36,762
Additional paid-in capital ..................................    380,521,899
Distributions in excess of net investment income ............     (2,372,255)
Net realized gain on investment and foreign
   currency transactions ....................................      3,015,265
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ......      9,338,511
                                                               -------------
                                                               $ 390,540,182
                                                               =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($65,131,438 / 6,127,387 shares of
   capital stock issued and outstanding) ....................         $10.63
Sales charge--4.25% of public offering price ................            .47
                                                                      ------
Maximum offering price ......................................         $11.10
                                                                      ======
Class B Shares
Net asset value and offering price per share
   ($89,680,599 / 8,445,143 shares of
   capital stock issued and outstanding) ....................         $10.62
                                                                      ======
Class C Shares
Net asset value and offering price per share
   ($24,284,646 / 2,290,656 shares of
   capital stock issued and outstanding) ....................         $10.60
                                                                      ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($211,443,499 / 19,898,616 shares of
   capital stock issued and outstanding) ....................         $10.63
                                                                      ======

(a)   Includes securities on loan with a value of $67,903,900 (see Note E).

      See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 17

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended December 31, 2002 (unaudited)

Investment Income
Interest ..........................................                 $ 7,720,996
Expenses
Advisory fee ......................................   $   969,141
Distribution fee--Class A .........................        87,452
Distribution fee--Class B .........................       383,229
Distribution fee--Class C .........................       115,313
Transfer agency ...................................       507,692
Custodian .........................................        82,265
Administrative ....................................        60,000
Audit and legal ...................................        36,158
Registration fees .................................        24,885
Printing ..........................................        23,648
Directors' fees and expenses ......................         8,584
Miscellaneous .....................................         4,783
                                                      -----------
Total expenses ....................................     2,303,150
Less: expenses waived and reimbursed
      by Adviser (see Note B) .....................      (518,946)
                                                      -----------
Net expenses ......................................                   1,784,204
                                                                    -----------
Net investment income .............................                   5,936,792
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions ........................                   6,192,264
   Foreign currency transactions ..................                    (383,319)
Net change in unrealized appreciation/
   depreciation of:
   Investments ....................................                   8,940,336
   Foreign currency denominated assets
     and liabilities ..............................                    (501,355)
                                                                    -----------
Net gain on investment and foreign
   currency transactions ..........................                  14,247,926
                                                                    -----------
Net Increase in Net Assets
   from Operations ................................                 $20,184,718
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Six Months
                                                      Ended
                                                  December 31,
                                                       2002        Year Ended
                                                   (unaudited)    June 30, 2002
                                                  =============   =============
Increase (Decrease) in Net Assets
from Operations
Net investment income .........................   $   5,936,792   $   7,878,464
Net realized gain (loss) on investment
   and foreign currency transactions ..........       5,808,945      (1,208,743)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities .........       8,438,981       1,069,652
                                                  -------------   -------------
Net increase in net assets
   from operations ............................      20,184,718       7,739,373
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ....................................      (1,284,226)     (1,504,476)
   Class B ....................................      (1,420,914)     (1,172,187)
   Class C ....................................        (431,705)       (388,314)
   Advisor Class ..............................      (4,596,855)     (4,813,487)
Distributions in excess of net
   investment income
   Class A ....................................              -0-       (322,169)
   Class B ....................................              -0-       (251,012)
   Class C ....................................              -0-        (83,154)
   Advisor Class ..............................              -0-     (1,030,761)
Net realized gain on investments
   Class A ....................................              -0-        (37,302)
   Class B ....................................              -0-        (34,427)
   Class C ....................................              -0-        (11,308)
   Advisor Class ..............................              -0-        (89,616)
Distributions in excess of net
   realized gain on investments
   Class A ....................................              -0-       (100,078)
   Class B ....................................              -0-        (92,363)
   Class C ....................................              -0-        (30,340)
   Advisor Class ..............................              -0-       (240,432)
Capital Stock Transactions
Net increase ..................................      81,680,748     233,107,087
                                                  -------------   -------------
Total increase ................................      94,131,766     230,645,034
Net Assets
Beginning of period ...........................     296,408,416      65,763,382
                                                  -------------   -------------
End of period .................................   $ 390,540,182   $ 296,408,416
                                                  =============   =============

See notes to financial statements.

--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Quality Bond Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in such securities. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices pro-


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

vided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts as adjustments to interest income. Additionally, the Portfolio amortizes premiums on debt securities for financial statement reporting purposes only.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; tem-


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

porary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of ..55 of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .98%, 1.68%, 1.68% and .68% of the daily average net assets for Class A, Class B, Class C shares and Advisor Class, respectively. For the six months ended December 31, 2002, such waivers amounted to $518,946.

Pursuant to the advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended December 31, 2002, the Adviser agreed to waive its fees for such services. Such waiver amounted to $60,000.

The Portfolio compensates Alliance Global Investor Services, Inc., (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. For the six months ended December 31, 2002 such compensation amounted to $463,596.

For the six months ended December 31, 2002, the Portfolio's expenses were reduced by $2,239 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $198,039 from the sales of Class A shares and $2,417, $116,175 and $9,632 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2002.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the dis-


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

tribution costs reimbursed by the Portfolio in the amount of $1,177,828 and $296,069 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $53,154,064 and $16,354,836, respectively, for the six months ended December 31, 2002. There were purchases of $1,389,004,930 and sales of $9,211,863,000 of U.S. government and government agency obligations for the six months ended December 31, 2002.

At December 31, 2002, the cost of investments for Federal income tax purposes was $536,600,909. Accordingly, gross unrealized appreciation of investments was $10,422,031 and gross unrealized depreciation of investments was $582,159 resulting in net unrealized appreciation of $9,839,872.

Forward Exchange Currency Contracts

The Portfolio enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential in-ability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a

--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

foreign currency relative to the U.S. dollar.

At December 31, 2002, the Portfolio had outstanding forward exchange currency contracts as follows:

                       Contract    U.S. $ Value on   U.S. $
                        Amount       Origination     Current    Unrealized
                         (000)          Date          Value    Depreciation
                       ---------  ----------------  --------  ---------------
Forward Exchange
Currency Sale
Contracts
-----------
Euro,
  settling 1/21/03      19,022       $19,402,609   $19,930,578   $ (527,969)

NOTE E

Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Fund had loaned securities with a value of $67,903,900 and received cash collateral of $70,416,625 which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended December 31, 2002, the Fund earned fee income of $51,134 which is included in interest income in the accompanying statement of operations.


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                    ------------------------------------    ------------------------------------
                                   Shares                                  Amount
                    ------------------------------------    ------------------------------------
                    Six Months Ended                        Six Months Ended
                        December 31,          Year Ended        December 31,          Year Ended
                                2002            June 30,                2002            June 30,
                         (unaudited)                2002         (unaudited)                2002
                    ----------------------------------------------------------------------------
Class A
Shares sold                4,386,411           4,696,262       $  45,715,843       $  49,488,409
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions               93,352             130,123             974,848           1,344,953
------------------------------------------------------------------------------------------------
Shares converted
  from Class B                72,729             118,430             763,319             521,783
------------------------------------------------------------------------------------------------
Shares redeemed           (2,799,614)         (2,534,079)        (29,223,769)        (26,178,704)
------------------------------------------------------------------------------------------------
Net increase               1,752,878           2,410,736       $  18,230,241       $  25,176,441
================================================================================================

Class B
Shares sold                5,264,200           4,915,718       $  54,735,091       $  50,969,528
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions               87,801              97,916             915,916           1,011,618
------------------------------------------------------------------------------------------------
Shares converted
  to Class A                 (72,796)           (118,478)           (763,319)           (521,783)
------------------------------------------------------------------------------------------------
Shares redeemed           (1,750,282)         (1,346,260)        (18,224,758)        (14,625,886)
------------------------------------------------------------------------------------------------
Net increase               3,528,923           3,548,896       $  36,662,930       $  36,833,477
================================================================================================
Class C
Shares sold                2,104,300           1,732,851       $  21,834,577       $  17,979,445
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions               21,499              28,077             223,897             290,031
------------------------------------------------------------------------------------------------
Shares redeemed           (1,412,768)           (606,701)        (14,681,142)         (6,294,895)
------------------------------------------------------------------------------------------------
Net increase                 713,031           1,154,227       $   7,377,332       $  11,974,581
================================================================================================


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                    ------------------------------------    ------------------------------------
                                   Shares                                  Amount
                    ------------------------------------    ------------------------------------
                    Six Months Ended                        Six Months Ended
                        December 31,          Year Ended        December 31,          Year Ended
                                2002            June 30,                2002            June 30,
                         (unaudited)                2002         (unaudited)                2002
------------------------------------------------------------------------------------------------
Advisor Class
Shares sold                3,411,273          15,000,776       $  35,536,218       $ 155,281,551
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              443,688             576,188           4,630,231           5,942,746
------------------------------------------------------------------------------------------------
Shares redeemed           (2,013,209)           (204,144)        (20,756,204)         (2,101,709)
------------------------------------------------------------------------------------------------
Net increase               1,841,752          15,372,820       $  19,410,245       $ 159,122,588
================================================================================================

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended December 31, 2002.


--------------------------------------------------------------------------------
26 o                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                               ------------------------------------------------------------
                                                                          Class A
                                               ------------------------------------------------------------
                                                 Six Months                                         July 1,
                                                      Ended              Year Ended to              1999(b)
                                               December 31,                 June 30,                     to
                                                       2002        ------------------------        June 30,
                                                (unaudited)         2002(a)             2001           2000
                                               ------------------------------------------------------------
Net asset value, beginning of period .......      $ 10.25           $ 10.22          $  9.85        $ 10.00
                                               ------------------------------------------------------------
Income From Investment Operations
Net investment income(c)(d) ................          .18               .46              .55            .60
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions .............................          .43               .17              .42           (.21)
                                               ------------------------------------------------------------
Net increase in net asset value
  from operations ..........................          .61               .63              .97            .39
                                               ------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .......         (.23)             (.46)            (.55)          (.54)
Distributions in excess of net investment
  income ...................................           -0-             (.10)            (.04)            -0-
Distributions from net realized gain
  on investment transactions ...............           -0-             (.01)            (.01)            -0-
Distributions in excess of net realized gain
  on investment transactions ...............           -0-             (.03)              -0-            -0-
                                               ------------------------------------------------------------
Total dividends and distributions ..........         (.23)             (.60)            (.60)          (.54)
                                               ------------------------------------------------------------
Net asset value, end of period .............      $ 10.63           $ 10.25          $ 10.22        $  9.85
                                               ============================================================
Total Return
Total investment return based on net
  asset value(e) ...........................         6.04%             6.23%           10.09%          4.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..      $65,131           $44,852          $20,068        $ 5,071
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements .........................          .98%(f)           .98%             .98%           .98%
  Expenses, before waivers/
    reimbursements .........................         1.27%(f)          1.48%            2.85%         13.10%
  Net investment income(d) .................         3.40%(f)          4.39%            5.49%          5.96%
Portfolio turnover rate ....................          441%              573%             385%           215%

See footnote summary on page 30.

--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                               ------------------------------------------------------------
                                                                          Class B
                                               ------------------------------------------------------------
                                                 Six Months                                         July 1,
                                                      Ended              Year Ended to              1999(b)
                                               December 31,                 June 30,                     to
                                                       2002        ------------------------        June 30,
                                                (unaudited)         2002(a)             2001           2000
                                               ------------------------------------------------------------
Net asset value, beginning of period .......      $ 10.24           $ 10.21          $  9.84        $10.00
                                               ------------------------------------------------------------
Income From Investment Operations
Net investment income(c)(d) ................          .14               .38              .47            .50
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions .............................          .44               .16              .43           (.18)
                                               ------------------------------------------------------------
Net increase in net asset value
  from operations ..........................          .58               .54              .90            .32
                                               ------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .......         (.20)             (.38)            (.47)          (.48)
Distributions in excess of net investment
  income ...................................           -0-             (.09)            (.05)            -0-
Distributions from net realized gain
  on investment transactions ...............           -0-             (.01)            (.01)            -0-
Distributions in excess of net realized gain
  on investment transactions ...............           -0-             (.03)              -0-            -0-
                                               ------------------------------------------------------------
Total dividends and distributions ..........         (.20)             (.51)            (.53)          (.48)
                                               ------------------------------------------------------------
Net asset value, end of period .............      $ 10.62           $ 10.24          $ 10.21        $  9.84
                                               ============================================================
Total Return
Total investment return based on
  net asset value(e) .......................         5.68%             5.52%            9.34%          3.56%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..      $89,681           $50,354          $13,960        $ 1,007
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements .........................         1.68%(f)          1.68%            1.68%          1.68%
  Expenses, before waivers/
    reimbursements .........................         1.98%(f)          2.19%            3.36%         11.29%
  Net investment income(d) .................         2.73%(f)          3.70%            4.82%          5.32%
Portfolio turnover rate ....................          441%              573%             385%           215%

See footnote summary on page 30.


--------------------------------------------------------------------------------
28 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                               ------------------------------------------------------------
                                                                          Class C
                                               ------------------------------------------------------------
                                                 Six Months                                         July 1,
                                                      Ended              Year Ended to              1999(b)
                                               December 31,                 June 30,                     to
                                                       2002        ------------------------        June 30,
                                                (unaudited)         2002(a)             2001           2000
                                               ------------------------------------------------------------
Net asset value, beginning of period .......      $ 10.23           $ 10.19          $  9.83        $ 10.00
                                               ------------------------------------------------------------
Income From Investment Operations
Net investment income(c)(d) ................          .15               .38              .48            .51
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions .............................          .42               .17              .41           (.20)
                                               ------------------------------------------------------------
Net increase in net asset value
  from operations ..........................          .57               .55              .89            .31
                                               ------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .......         (.20)             (.38)            (.48)          (.48)
Distributions in excess of net investment
  income ...................................           -0-             (.09)            (.04)            -0-
Distributions from net realized gain
  on investment transactions ...............           -0-             (.01)            (.01)            -0-
Distributions in excess of net realized gain
  on investment transactions ...............           -0-             (.03)              -0-            -0-
                                               ------------------------------------------------------------
Total dividends and distributions ..........         (.20)             (.51)            (.53)          (.48)
                                               ------------------------------------------------------------
Net asset value, end of period .............      $ 10.60           $ 10.23          $ 10.19        $  9.83
                                               ============================================================
Total Return
Total investment return based on
  net asset value(e) .......................         5.59%             5.63%            9.25%          3.47%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..      $24,285           $16,131          $ 4,315        $   514
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements .........................         1.68%(f)          1.68%            1.68%          1.68%
  Expenses, before waivers/
    reimbursements .........................         1.98%(f)          2.19%            3.42%         11.75%
  Net investment income(d) .................         2.74%(f)          3.71%            4.88%          5.35%
Portfolio turnover rate ....................          441%              573%             385%           215%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                            -------------------------------------------------
                                                                             Advisor Class
                                                            -------------------------------------------------
                                                              Six Months                           October 9,
                                                                   Ended               Year           2000(g)
                                                            December 31,              Ended                to
                                                                    2002           June 30,          June 30,
                                                             (unaudited)            2002(a)              2001
                                                            -------------------------------------------------
Net asset value, beginning of period .....................      $  10.25           $  10.22          $   9.97
                                                            -------------------------------------------------
Income From Investment Operations
Net investment income(c)(d) ..............................           .19                .48               .42
Net realized and unrealized gain on investment
  and foreign currency transactions ......................           .44                .18               .30
                                                            -------------------------------------------------
Net increase in net asset value from operations ..........           .63                .66               .72
                                                            -------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .....................          (.25)              (.48)             (.42)
Distributions in excess of net investment income .........            -0-              (.11)             (.04)
Distributions from net realized gain on investment
  transactions ...........................................            -0-              (.01)             (.01)
Distributions in excess of net realized gain on investment
  transactions ...........................................            -0-              (.03)               -0-
                                                            -------------------------------------------------
Total dividends and distributions ........................          (.25)              (.63)             (.47)
                                                            -------------------------------------------------
Net asset value, end of period ...........................      $  10.63           $  10.25          $  10.22
                                                            =================================================
Total Return
Total investment return based on net asset value(e) ......          6.21%              6.57%             7.28%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ................      $211,443           $185,071          $ 27,420
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements ................           .68%(f)            .68%              .68%(f)
  Expenses, before waivers/reimbursements ................           .97%(f)           1.20%             2.29%(f)
  Net investment income(d) ...............................          3.69%(f)           4.69%             5.89%(f)
Portfolio turnover rate ..................................           441%               573%              385%

(a) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealized gain on investments per share by $.05 for Class A, B and C, respectively, and by $.06 for the Advisor Class, and decrease the ratio of net investment income to average net assets from 4.93% to 4.39% for Class A, from 4.24% to 3.70% for Class B, from 4.25% to 3.71% for Class C and from 5.24% to 4.69% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(b)   Commencement of operations.

(c)   Based on average shares outstanding.

(d)   Net of fees waived and expenses reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)   Annualized.

(g)   Commencement of distribution.


--------------------------------------------------------------------------------
30 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

asset-backed securities (ABS)

Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit or by insurance coverage provided by an institution other than the issuer.

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

commercial mortgage-backed securities (CMBS)

Similar to mortgage-backed securities in that they have securities or certificates backed by mortgages, except that investors receive payments out of the interest and principal of commercially-owned real estate, rather than residential real estate.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

mortgage-backed securities (MBS)

Securities or certificates backed by mortgages. Typically issued by institutions such as the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Investors receive payments out of the interest and principal of the underlying mortgages.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 31

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/02.


--------------------------------------------------------------------------------
32 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge -- a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 33

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Vice President
Matthew D.W. Bloom, Vice President
Michael A. Snyder, Vice President
Lawrence T. Shaw, Vice President
S. Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

Alliance Bond Fund Quality Bond Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

QBPSR1202